                                                                    EXHIBIT 99.2



Excerpts from presentation materials to be delivered on November 6, 2001 at the Goldman Sachs Global Capital Goods Conference by Marshall O. Larsen, President and Chief Operating Officer of Goodrich Corporation's aerospace business.


Part of this presentation contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K and in other filings.
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GOODRICH: TOP TIER AEROSPACE COMPANY

INDUSTRY CONSOLIDATOR: COMPLEMENTARY ACQUISITIONS

2001:
-----

- Hella Lighting
- Humphrey, Inc.


2000:
-----

- Raytheon Optical Systems
- Autoliv OEA Aerospace unit
- Corning OCA
- Engineered Products Co.
- Advanced Creations, Inc.
- IBP Aerospace
- Barnes Engineering


Sales:
-----

2000           $ 18 million
2001 est.      $ 217 million


Excellent Track Record of Identification & Integration
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GOODRICH - VALUE CREATION ROADMAP


[Presentation materials contains a slide showing the following information]


GOAL - 15% Annual EPS Growth. Factors:

       - SALES GROWTH: 10 - 12% Annually. Factors:
         - ORGANIC GROWTH: 6 - 7% Annually
         - R&D: New products and sales growth: 4 - 5% of Sales
         - COMPLEMENTARY ACQUISITIONS:  4 - 5% Annually

       - SEGMENT OPERATING MARGINS: 15 - 16% of Sales. Factors:
         - COMPLEMENTARY ACQUISITIONS: Synergies
         - PRODUCTIVITY IMPROVEMENT: 3 - 4% Annually
         - R&D INVESTMENT: New products and sales growth: 4 - 5% of Sales

       - FREE CASH FLOW: Greater than 80% of Net Income.

       - CAPITAL STRUCTURE ENHANCEMENTS: Debt/Equity Mix.


OBJECTIVE: SUSTAINABLE VALUE CREATION OVER THE LONG-TERM
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EXPECTATIONS FOR GOODRICH 2002 SALES

                                             YTD 3Q01
                                             GOODRICH           AVG. EXPECTED
                                               MIX               2002 GROWTH
                                               ---               -----------

Boeing & Airbus OE Production                   31%                  (25%)
Regional, Business & GA OE                       7%                 (0-10%)
Military Aircraft OE & Aftermarket              17%                   15%
Space                                            2%                   15%
Commercial A/C Aftermarket                      32%                (10-20%)
Heavy Airframe Maintenance                       6%                    5%
IGT & Other                                      5%                    15%
                                                                   -------
Expected Organic Growth                                             (7-11%)
New Products/Completed Acquisitions                                  1-2%
                                                                   -------
Goodrich Aerospace Total                                            (5-10%)
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2001 - 2002  OUTLOOK - EIP AS DISCONTINUED OPERATION

                                                        2000 to
                                                          2001         2002
                             Actual 2000  Outlook 2001  % Change      Outlook
                             -----------  ------------  --------      -------
SALES ($B)                       $3.7     Approx. $4.1  +10-12%     Minus 5%
                                                                    to 10%

SEGMENT OPERATING MARGINS        16.0%    15% - 15.5%               15 - 15.5%

OPERATING MARGINS                14.6%    Around 14%

DILUTED E.P.S.

  - Excl. special items, EIP &   $2.41    $2.65 - 2.75  +10 to 14% Minus +/-10%
    PM as discontinued


2002 OUTLOOK PROJECTS RESULTS WELL ABOVE FIRST CALL CONSENSUS AS OF 10/24/01